COLLATERAL ASSIGNMENT OF PROMISSORY NOTE

                  THIS COLLATERAL ASSIGNMENT OF PROMISSORY NOTE ("Assignment") made as of this 30th day of May, 1997, by and between HLM DESIGN, INC. ("Borrower"), a Delaware corporation, and PACIFIC CAPITAL, L.P. ("Pacific"), a Delaware limited partnership, and EQUITAS, L.P. ("Equitas"), a Delaware limited partnership (Pacific and Equitas being sometimes referred to herein, collectively as "Lender" with Equitas acting as collateral agent for the Lender pursuant to that certain Intercreditor and Collateral Agent Agreement of even date herewith by and between the Lenders).


                               W I T N E S S E T H

                  WHEREAS, Lender has extended credit to Borrower pursuant to that Note Purchase Agreement of even date herewith by and among Lender, Borrower, Hansen Lind Meyer Inc. and BBH Corp. (together with any modifications or amendments thereof, the "Note Purchase Agreement"), on certain terms and conditions; and

                  WHEREAS, one condition to Lender's agreement to extend credit to Borrower is that Lender must be provided a first priority perfected collateral assignment of a certain promissory note owned by Borrower;

                  NOW, THEREFORE, as an inducement to cause Lender to extend credit to Borrower, and for other valuable consideration, the receipt and sufficiency of which are acknowledged, it is agreed as follows:

                  1. Definition of Secured Indebtedness. As used herein, "Secured Indebtedness" shall mean all present and future debts and other obligations of Borrower to Lender under this Assignment, the Note Purchase Agreement, including those certain Promissory Notes of even date herewith in the aggregate original principal amount of $2,000,000.00 made by Borrower payable to the order of Lender, or each of them as the case may be, including all modifications, amendments, extensions and renewals thereof.

                  2. Security Interest; Assignment. To secure the payment of the Secured Indebtedness, Borrower hereby assigns to Lender and grants Lender a security interest in that Affiliate Promissory Note dated May ___, 1997, made by BBH Corp., a Delaware corporation, and assumed by Hansen Lind Meyer Inc., an Iowa corporation, pursuant to merger between BBH Corp. and Hansen Lind Meyer Inc. ("Obligor"), in the original principal amount of $3,200,000.00 payable to the order of Borrower (the "Collateral Note"), together with all proceeds thereof.

                  3. Negotiation of Collateral Note; Perfection. Borrower shall negotiate the Collateral Note to Lender by endorsing the Collateral Note to the order of Lender (without restriction or qualification) and delivering the Collateral Note to Lender. Lender shall retain possession of the Collateral Note to perfect its security interest therein.

                  4. Warranties. Borrower warrants to Lender the following:

                           (a) Sole Instrument. The Collateral Note is the only
instrument evidencing the indebtedness described therein.

                           (b) Ownership of Collateral. Borrower is the lawful
holder and owner of the Collateral Note.

                           (c) No Obligation to Remit Payments. Borrower has not
agreed, and no holder of the Collateral Note shall be obligated, to remit any payments made under the Collateral Note for the account of any other person or business entity, except that Lender shall apply all funds received by it as holder thereof for the account of Borrower.

                           (d) Binding Agreement. The Collateral Note is valid,
binding and enforceable according to its terms.

                           (e) No Other Assignment. The Collateral Note is not
subject to any assignment, lien or other encumbrance or claim except for the security interest provided for herein in favor of Lender.

                           (f) Payments Current. All payments due under the
Collateral Note to date have been timely made, and no amount of the principal debt evidenced by the Collateral Note has been prepaid.

                           (g) No Default. No default presently exists under the
Collateral Note and no condition presently exists which, with the giving of notice, the passage of time, or both, will cause such a default.

                           (h) No Setoff. The indebtedness evidenced by the
Collateral Note is not, and shall not be, subject to any defense or setoff.

                           (i) Principal Balance. The present principal balance
outstanding under the Collateral Note is $3,200,000.00.

                           (j) Valid Assignment. This Assignment grants Lender a
valid first priority assignment of, and security interest in, the Collateral
Note.

                           (k) Copy of Collateral Note. A correct and complete
copy of the Collateral Note is attached hereto as Exhibit A.

                           (l) No Amendment or Waiver. No provision of the Note
has been amended or waived as to vary from the terms shown in Exhibit A hereto.

                           (m) Address of Obligor. The correct current address
of Obligor is as follows:

                    Hansen Lind Meyer Inc. (successor by merger with BBH Corp.) Suite 2950
                    121 West Trade Street
                    Charlotte, NC 28202

                           (n) Financial Ability of Obligor. Obligor is
financially capable of performing pursuant to the Collateral Note.


                           (o) Negotiability. The Collateral Note is a
negotiable instrument under the Uniform Commercial Code as adopted in North Carolina.

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                           (p) Holder in Due Course. Upon the negotiation of the
Collateral Note to Lender, Lender shall become the holder in due course of the Note as provided by the Uniform Commercial Code as adopted in North Carolina.

                  5. Covenants. Borrower covenants with Lender as follows:

                           (a) Notice of Default. Borrower shall immediately
notify Lender if a default occurs under the Collateral Note.

                           (b) No Amendment or Waiver. Borrower shall not
purport to modify or waive any terms of the Collateral Note without the prior written approval of Lender.

                           (c) Notice of Prepayment. Borrower shall notify
Lender immediately if prepayment is made on the Collateral Note, and will hold prepayment proceeds in trust for Lender pending notice to Lender and instructions from Lender regarding the disposition of such proceeds, which Lender may, in its sole discretion, require to be applied to the Secured Indebtedness.

                           (d) Notices. Borrower shall promptly convey to Lender
any notice received by Borrower concerning the Collateral Note.

                           (e) No Further Encumbrances. Borrower shall not sell,
assign, or grant or allow any other security interest, claim or encumbrance to attach to the Collateral Note, or to permit the payment under the Collateral Note to be subject to any defense or right of setoff.

                  6. Collection Rights of Lender. Upon the occurrence of a default under this Assignment (notwithstanding and excluding the application of any applicable cure period for purposes of this Section 6), all payments made under the Collateral Note by Obligor shall be payable as Lender shall so direct, and Obligor shall send all payments, or such portion thereof as specified by Lender, directly and exclusively to Lender at such address or addresses as Lender may specify, and Obligor is hereby authorized and directed by Borrower to comply with any such instructions given by Lender, without any inquiry on Obligor's part. Obligor shall not be liable to Borrower for compliance with such instructions given by Lender and Obligor shall receive full credit against the Note for payments delivered to Lender.

                  7. Notice to Obligor. Concurrently with the execution hereof, Borrower shall execute a letter in form and substance acceptable to Lender, in substantially the same form as Exhibit B attached hereto, to be sent to inform Obligor of Lender's rights under this Assignment.

                  8. No Conflict. Borrower warrants that its execution of and performance under this Assignment and all related documents are permitted under and will not violate any provision of Borrower's Charter or By-Laws. Borrower further warrants that the execution of all necessary resolutions and other prerequisites of corporate action have been duly performed so that the individual executing this Assignment and related documents on behalf of Borrower is duly authorized to bind Borrower by his signature. By signing below on behalf of Borrower, the individual executing this Assignment on behalf of Borrower also personally makes the warranties set forth in the preceding sentence.

                  9. Chief Executive Office. Borrower warrants that the address designated herein to which notices are to be sent to Borrower is Borrower's chief executive office. Borrower agrees to notify Lender in writing of any change thereof and agrees that the same shall not in any event be moved outside Mecklenburg County, North Carolina, without Lender's prior written consent.

                  10. Recitals. Borrower warrants and agrees that the recitals set forth at the beginning of this Assignment are true.

                  11. No Burdensome Agreements. Borrower warrants that Borrower is not a party to any contract or agreement and is not subject to any contingent liability that does or may impair Borrower's ability to perform under the terms of this Assignment. Borrower further warrants that the execution and performance of this Assignment will not cause a default, acceleration or other event under any other contract or agreement to which Borrower or any property of Borrower is subject, and will not result in the imposition of any charge, penalty, lien or other encumbrance against any of Borrower's property except in favor of Lender.

                  12. Legal and Binding Agreement. Borrower warrants that the execution and performance of this Assignment will not violate any judicial or administrative order or governmental law or regulation, and that this Assignment is valid, binding and enforceable in every respect according to its terms.

                  13. No Consent Required. Borrower warrants that Borrower's execution, delivery and performance of this Assignment do not require the consent of or the giving of notice to any third party including, but not limited to, any other lender, governmental body or regulatory authority.

                  14. Default Defined. Applying the applicable cure periods set forth in the Note Purchase Agreement, the occurrence of any one or more of the following events shall constitute a default under this Agreement:

                           (a) Default under Note Purchase Agreement. The
occurrence of a default under the Note Purchase Agreement.

                           (b) Breach of Covenant. The failure of Borrower or
any other party to perform or observe any obligation or covenant made under this Assignment or with respect to the Secured Indebtedness.

                           (c) Breach of Warranty. Lender's discovery that any
representation or warranty in connection with this Assignment or the Secured Indebtedness is materially false.

                           (d) Collateral Note Default. The occurrence of a
default under the Collateral Note.

                  15. Remedies Upon Default. Upon default, Lender may pursue any or all of the following remedies without notice to Borrower except as required below:

                           (a) Rights of Holder. Lender may exercise any or all
rights of the holder of the Collateral Note. Without limiting the foregoing, Lender may initiate any administrative or judicial proceeding that it may deem necessary in the course of enforcing any rights under the Collateral Note. Any administrative or judicial action or other action taken by Lender pursuant to the Collateral Note may be taken by Lender in its own name or in Borrower's name. Lender may enter into any amendment or extension of the Collateral Note and may grant any indulgences with respect thereto that Lender may deem appropriate in the course of exercising its rights under the Collateral Note. Borrower hereby appoints Lender Borrower's attorney-in-fact



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to take any action authorized by this Assignment upon default. Borrower acknowledges that this power of attorney is coupled with an interest and is irrevocable.

                           (b) Sale of Collateral Note. Lender may sell the
Collateral Note pursuant to Lender's rights under the Uniform Commercial Code. Any such sale may be either public or private. If public, the sale may be postponed by announcement at the scheduled time and place and adjourned to another time or place, or both. It is agreed that five (5) days' notice of any sale is commercially reasonable notice thereof. Any public sale may be adjourned to a different time, place, or both by announcement at the advertised time and place of sale, without further publication. Any advertised sale may be cancelled in Lender's discretion, either before or after the opening of bidding. Lender shall transfer the Collateral Note to any purchaser thereof by endorsing the Collateral Note to the purchaser's order, without warranty or recourse on the part of Lender.

                           (c) Setoff. Lender may exercise its lien upon and
right of setoff against any monies, items, credits, deposits or instruments that Lender may have in its possession and which belong to Borrower or any other person or entity liable for the payments of any or all of the Secured Indebtedness.

                           (d) Other Remedies. Lender may pursue any other
remedies available under any other document evidencing or securing the Secured Indebtedness or otherwise available to Lender at law or equity.

                           (e) Application of Proceeds. All amounts received by
Lender for Borrower's account by exercise of its remedies hereunder shall be applied as set forth in the Note Purchase Agreement.

                  16. Incorporation of Exhibits. All Exhibits referred to in this Assignment are incorporated herein by this reference.

                  17. Indulgence Not Waiver. Lender's indulgence in the existence of a default hereunder or any other departure from the terms of this Assignment shall not prejudice Lender's rights to declare a default or otherwise demand strict compliance with this Assignment.

                  18. Cumulative Remedies. The remedies provided Lender in this Assignment are not exclusive of any other remedies that may be available to Lender under any other document or at law or equity.

                  19. Amendment and Waiver in Writing. No provision of this Assignment can be amended or waived, except by a statement in writing signed by the party against which enforcement of the amendment or waiver is sought.

                  20. Notices. Any communications concerning this Assignment or the credit described herein shall be addressed as follows:

                           As to Borrower:

                           HLM Design, Inc.
                           Suite 2950
                           121 West Trade Street
                           Charlotte, NC 28202
                           Attention: Vernon Brannon


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                           As to Lender:

                           Pacific Capital, L.P.
                           Suite 1070
                           3100 West End Avenue
                           Nashville, Tennessee 37203
                           Attention: Clay R. Caroland III

                           Equitas, L.P.
                           2000 Glen Echo Road
                           Suite 101
                           Nashville, Tennessee 37215
                           Attn: Shannon LeRoy

                           With a copy to:

                           Boult, Cummings, Conners & Berry, PLC
                           414 Union Street
                           Suite 1600
                           Nashville, Tennessee 37219
                           Attention: John W. Titus

Communications to be given to Lender shall only be effective when set forth in writing and actually received by an officer of Lender at the address indicated above. Communications to be given to Borrower shall be effective when actually or constructively received by Borrower or when set forth in writing and mailed or delivered to Borrower's address stated above. Lender or Borrower may change its address for receipt of notices by submitting the change in writing to the other party.

                  21. Assignment. This Assignment shall be binding upon and inure to the benefit of the respective heirs, successors and assigns of Borrower and Lender, except that Borrower shall not assign any rights or delegate any obligations arising hereunder without the prior written consent of Lender. Any attempted assignment or delegation by Borrower without the required prior consent shall be void.

                  22. Entire Agreement. This Assignment and the other written agreements between Borrower and Lender represent the entire agreement between the parties concerning the subject matter hereof, and all oral discussions and prior agreements are merged herein. Provided, if there is a conflict between this Assignment and any other document executed contemporaneously herewith with respect to the Secured Indebtedness, the provision most favorable to Lender shall control.

                  23. Severability. Should any provision of this Assignment be invalid or unenforceable for any reason, the remaining provisions hereof shall remain in full effect.

                  24. Time of Essence. Time is of the essence of this Assignment, and all dates and time periods specified herein shall be strictly observed, except that Lender may permit specific deviations therefrom by its written consent.

                  25. Applicable Law. The validity, construction and enforcement of this Assignment and all other documents executed with respect to the Secured Indebtedness shall be determined according to the

                                      - 6 -

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laws of Tennessee applicable to contracts executed and performed entirely within that state, in which state this Assignment has been executed and delivered.

                  26. Gender and Number. Words used herein indicating gender or number shall be read as context may require.

                  27. Captions Not Controlling. Captions and headings have been included in this Assignment for the convenience of the parties, and shall not be construed as affecting the content of the respective paragraphs.



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                  IN WITNESS WHEREOF, this Collateral Assignment of Promissory
Note has been executed as of the date first written above.

                                    THE UNDERSIGNED ACKNOWLEDGE A THOROUGH
                                    UNDERSTANDING OF THE TERMS OF THIS
                                    ASSIGNMENT AND AGREE TO BE BOUND THEREBY:

                                    Borrower:

                                    HLM DESIGN, INC.


                                    By: /s/ Joseph M. Harris

                                    Title: President


                                    Lender:

                                    PACIFIC CAPITAL, L.P.

                                    By: Pacific Capital Corporation,
                                        General Partner


                                        By: /s/ J. Larry Williams
                                        Title: Secretary-Treasurer


                                    EQUITAS, L.P.

                                    By: Tennessee Business Investments, Inc.,
                                        General Partner


                                        By: /s/ Shannon LeRoy
                                        Title: President

                                    EXHIBIT A

                             Copy of Collateral Note

                                    EXHIBIT B

                              PACIFIC CAPITAL, L.P.
                                  EQUITAS, L.P.

                                  May 30, 1997


Hansen Lind Meyer Inc.
(successor by merger with BBH Corp.)
Suite 2950
121 West Trade Street
Charlotte, NC 28202

                  Re: Notice of Assignment of Promissory Note; Direct Payment to Lender

Ladies and Gentlemen:

                  As you know, you are the obligor under that certain Affiliate Promissory Note dated May ___, 1997, made by BBH Corp. and assumed by Hansen Lind Meyer Inc., an Iowa corporation, pursuant to merger between BBH Corp. and Hansen Lind Meyer Inc. (the "Obligor") in the original principal amount of $3,200,000.00 payable to the order of HLM Design Inc. (the "Note").

                  Please be advised that the Note has been negotiated to Pacific Capital, L.P. and Equitas, L.P. (collectively, "Lender") as collateral for certain obligations of HLM Design, Inc. to Lender.

                  Upon your notification by Lender that an event of default has occurred with respect to certain obligations of HLM Design, Inc. to Lender pursuant to that Note Purchase Agreement dated May 30, 1997, by and among Lender, HLM Design, Inc., Hansen Lind Meyer Inc. and BBH Corp., or related Transaction Documents described therein, you are hereby directed to send all payments, or a portion thereof, as directed by Lender, made under the Note, without deduction or offset, directly to Lender, at such address or addresses as Lender may specify.

                  Obligor is hereby authorized and directed by HLM Design, Inc. to comply with any such instructions given by Lender, without any inquiry on Obligor's part. All such payments shall be made payable to the order of Lender, or shall be sent via wire transfer to an account or accounts designated by Lender. If you wish to prepay principal or interest under the Note, you must first obtain the written consent of Lender in order to ensure that you receive proper credit for the payment.

                  No provision of the Note may hereafter be amended or waived without Lender's written consent.

                  It is Lender's understanding that thus far you have not made any prepayment toward any amounts due under the Note. Please advise Lender immediately if this is not correct.

                  Notwithstanding the foregoing, Obligor and its affiliates agree to hold Lender harmless from any and all existing or future claims against HLM Design, Inc. or its affiliates, or for any existing or future




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violations of any applicable laws by HLM Design, Inc. or its affiliates, and shall not, as a result of said claims or violations, or for any other reason whatsoever, deduct or setoff any amounts payable by Obligor under the Note.

                  This letter is a standard notice given by Lender when a promissory note is negotiated to it as collateral. Please sign below to evidence your acknowledgment and consent to the terms of this letter, and return the original of this letter to Lender at the above-referenced address. HLM Design, Inc., the previous holder of the Note, has consented to the sending of this notice and the terms contained herein, evidenced by its signature below.

                  Please contact Shannon LeRoy of Equitas, L.P. at (615) 383-8673 if you have any questions regarding this notice of collateral assignment of promissory note.

                                   Sincerely,

                                   PACIFIC CAPITAL, L.P.

                                     By:  Pacific Capital Corporation
                                     Its: General Partner


                                          By: /s/ J. Larry Williams
                                          Title: Secretary-Treasurer


                                   EQUITAS, L.P.

                                     By:  Tennessee Business Investments, Inc.
                                     Its: General Partner


                                          By: /s/ Shannon LeRoy
                                          Title: President

                                     - 11 -

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                                    THE UNDERSIGNED, ACTING THROUGH ITS DULY
                                    AUTHORIZED OFFICER, HEREBY AGREES TO THE
                                    TERMS AND PAYMENT INSTRUCTIONS AS SET FORTH
                                    HEREIN.


                                    HLM DESIGN, INC., as assignor of the Note


                                    By: /s/ Joseph M. Harris
                                    Title: President



                                    THE UNDERSIGNED, ACTING THROUGH ITS DULY
                                    AUTHORIZED OFFICER, HEREBY ACKNOWLEDGES AND
                                    CONSENTS TO THE ABOVE REFERENCED COLLATERAL
                                    ASSIGNMENT OF THE NOTE AND AGREES TO THE
                                    TERMS AND PAYMENT INSTRUCTIONS AS SET FORTH
                                    HEREIN.


                                    HANSEN LIND MEYER INC., an Iowa corporation
                                    (successor by merger with BBH Corp.)


                                    By: /s/ Vernon B. Brannon

                                    Title: Senior Vice President


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